SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1999
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                                    KTI, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


                 33-85234                           22-2665282
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         (Commission File Number)        (IRS Employer Identification No.)


 7000 Boulevard East, Guttenberg, New Jersey              07093
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  (Address of principal executive offices)             (Zip Code)


                                 (201) 854-7777
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On January 13, 1999, KTI, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger with Casella Waste Systems, Inc., a Delaware corporation ("Casella"), and Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Casella ("Sub"). The merger agreement provides for, among other things, the merger of Sub with and into the Company upon the terms and subject to the conditions contained in the merger agreement, with KTI continuing as a direct, wholly-owned subsidiary of Casella.

     The Company issued a press release dated January 13, 1999, describing, among other things, certain terms of the merger and the merger agreement.

     The foregoing description is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1.

     (c) The following exhibit is incorporated herein by reference:

     Exhibit
     Number


     99.1       Press Release dated January 13, 1999




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 1999                KTI, INC.
                                      (Registrant)


                                      By:  /s/ Martin J. Sergi
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                                           Martin J. Sergi
                                           President